SECOND AMENDMENT TO
                 LOAN AGREEMENT DATED JANUARY 14, 1994
               BY AND AMONG BLUE DOLPHIN ENERGY COMPANY,
        BLUE DOLPHIN PIPE LINE COMPANY, BUCCANEER PIPE LINE CO.,
         MISSION ENERGY, INC. D/B/A/ MEI MISSION ENERGY, INC.,
         BLUE DOLPHIN EXPLORATION COMPANY, PREVIOUSLY KNOWN AS
            IVORY PRODUCTION CO., BLUE DOLPHIN SERVICES CO.,
                       AND BANK ONE, TEXAS, N.A.


          This Second Amendment to Loan Agreement dated January 14, 1994 (this "Second Amendment") by and among BLUE DOLPHIN ENERGY COMPANY, BLUE DOLPHIN PIPE LINE COMPANY, BUCCANEER PIPE LINE CO., MISSION ENERGY, INC. D/B/A/ MEI MISSION ENERGY, INC., BLUE DOLPHIN EXPLORATION COMPANY, PREVIOUSLY KNOWN AS IVORY PRODUCTION CO., AND BLUE DOLPHIN SERVICES CO. (collectively, the "Borrowers") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into on this 22nd day of December, 1995.

                       W I T N E S S E T H:

          Borrowers and Bank entered into a Loan Agreement dated January 14, 1994, which was amended by that certain First Amendment thereto dated February 7, 1995 (the "Loan Agreement").

          Borrowers have requested that Bank (i) increase the Borrowing Base and the Revolving Commitment Limit to $3,335,000.00, (ii) waive compliance by the Borrowers with certain of the financial covenants contained in the Loan Agreement for certain accounting periods, and
(iii) make certain other modifications to the Loan Agreement.

          Bank is willing to enter into the requested amendment subject to and conditioned upon the amendment of and/or addition to certain other provisions of the Loan Agreement.

          NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

I.    AMENDMENTS TO LOAN AGREEMENT.

      SECTION 1.01 is amended by adding the following definitions thereto:

          "ASSET PURCHASE AGREEMENT" shall mean that certain Asset Purchase Agreement dated August 31, 1995, entered into by and among Blue Dolphin, Buccaneer and Mission Energy, as sellers, and CoEnergy Offshore Pipeline & Processing Company, a
          Michigan corporation ("COPPC"), as purchaser.

          "COPPC AGREEMENTS" shall mean the Asset Purchase Agreement, the Operating Agreements, and the Purchase Rights Agreement.

          "OPERATING AGREEMENTS" shall mean those certain Operating Agreements as hereinafter described each dated effective August 1, 1995 as follows: (i) by and between Mission Energy as Operator and Owner, and COPPC as Owner, (ii) by and between Blue Dolphin as Operator and Owner, and COPPC as Owner, and
          (iii) by and between Buccaneer as Owner and Operator, and COPPC as Owner.

          "PURCHASE RIGHTS AGREEMENT" shall mean that certain Purchase Rights and Participation Agreement dated effective August 1, 1995 entered into by and among Blue Dolphin, Buccaneer, Mission Energy and the Parent Company and COPPC and Pipeline & Processing Group, Inc.

          "SECOND AMENDMENT" shall mean that certain Second Amendment to the Loan Agreement, entered into by and among Bank and Borrowers on December 22, 1995.

      The first sentence of SECTION 2.04 is amended to read as follows:

          The Borrowing Base is hereby established at $3,335,000.00 effective as of the execution date of the Second Amendment, declining in the amount of $155,000.00, monthly, beginning on January 1, 1996, and at the beginning of each successive month thereafter until the effective date of the next redetermination of the Borrowing Base as set forth in this Section.

      The first sentence of SECTION 5.17 is amended to read as follows:

          Other than the Contracts and the COPPC Agreements, no Borrower is a party to, nor bound by any agreement, condition, contract or arrangement which might in the future have a material adverse effect on the business, operations, or financial condition of such Borrower.

      SECTION 6.11 is amended by adding the following text at the end of that section: "Each Borrower that is currently the operator of any pipeline system or other facilities that comprise a part of the Collateral Property shall at all times continue to be the operator thereof."

      SECTION 6.25 is amended by adding the following text at the end of that section: ", including, but not limited to, the COPPC
      Agreements. In addition, the Borrowers, or any of them, shall use reasonable efforts to cause COPPC to comply in all material respects with the terms and provisions of the COPPC Agreements."

      SECTION 6.39, which reads as follows, is hereby added to the Loan
      Agreement:

               Section 6.39  ADDITIONAL REPORTING REQUIRE-MENTS.
          Deliver to the Bank a copy of the annual budgets prepared in accordance with Section 4.02 of each of the Operating Agreements as approved by the Budget Committee (defined in the Operating Agreements) within five (5) Business Days of their completion, provided that the most recent of such budgets existing as of the date of execution of the Second Amendment shall be provided to the Bank contemporaneously therewith; deliver to the Bank, within fifty (50) days after the end of each month, a copy of the Regular Statements prepared as described in Section 5.01 of each of the Operating Agreements; and deliver to the Bank, within five (5) Business Days' of preparation thereof by the operator, a copy of any Special Statements prepared as described in Section 5.02 of each of the Operating Agreements.

      SECTION 7.03 is amended by changing $300,000.00 to $400,000.00 in subsection (b) thereof, and by adding "for 1995" following
      $400,000.00.

      SECTION 7.14 is amended to read:

          "CERTAIN CAPITAL EXPENDITURES". Make any capital expenditures for items other than for acquisitions and abandonment costs exceeding $1,310,000.00 in 1994; $700,000.00 in 1995
          (exclusive of the $400,000.00 loan or capital contribution from the Parent Company to BDAC described in Section 7.03(b)); and $200,000.00 per annum thereafter, on a consolidated basis.

      SECTION 8.01(l), which reads as follows, is hereby added to the Loan Agreement:

          (l) COPPC is in violation of, or is not in compliance with, any material terms, provisions, or covenants of any of the COPPC Agreements.

II. WAIVERS TO COVENANT VIOLATIONS BY BANK. The Bank has agreed to waive compliance by the Borrowers with the following covenants, subject to the limitations specifically stated:

      A.  The general and administrative expenses covenant in Section
          6.20 of the Loan Agreement for the quarter ending September
          30, 1995.

      B. The capital expenditures covenant in Section 7.14 of the Loan Agreement for the quarter ending September 30, 1995.

      C. Any of the provisions of the Loan Agreement, including but not limited to, Section 7.07 thereof, with respect to any prior violation thereof arising solely from the execution or performance of the COPPC Agreements.

III. EXTENT OF AMENDMENTS. This Second Amendment shall not be deemed to be a waiver by Bank of any covenant, condition or obligation on the part of the Borrowers under the Loan Agreement, as amended hereby, except as expressly set forth herein. In addition, this Second Amendment shall in no respect evidence any commitment by the Bank to grant any future waivers of any covenant, condition or obligation on the part of the Borrowers under the Loan Agreement, as amended hereby. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 9.10 of the Loan Agreement.

IV. CONDITION TO CLOSING THE SECOND AMENDMENT. This Second Amendment shall not become effective until the Bank has received a an original or a certified copy of an instrument from the Office of the Secretary of State of the State of Delaware evidencing the change of name of Ivory to Blue Dolphin Exploration Company, and evidence satisfactory to the Bank that such instrument has been filed with the Minerals Management Service and in the Official Public Records of Real Property in Brazoria and Galveston Counties, Texas.

V. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Second Amendment, each Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article V of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

      A. The execution and delivery of this Second Amendment and the performance by each of the Borrowers of its obligations under this Second Amendment are within each Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of any of the Borrowers or of any agreement binding upon any Borrower.

      B. This Second Amendment represents the legal, valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

      C. Since the date of the Loan Agreement, no change, event or state of affairs has occurred and is continuing which would constitute an Event of Default or an Unmatured Event of Default.

VI. DEFINED TERMS. Terms used herein that are defined in the Loan Agreement shall have the same meanings herein, unless the context otherwise requires.

VII. REAFFIRMATION OF LOAN AGREEMENT. This Second Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VIII. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Second Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between the Borrowers and the Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Second Amendment or any other Loan Documents; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

IX. SEVERABILITY. Whenever possible each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

X. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by the different parties on separate counterparts on different dates, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

XI. SECTION CAPTIONS. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

XII. SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon each of the Borrowers, the Bank and its respective successors and assigns, and shall inure to the benefit of the Borrowers, the Bank and the respective successors and assigns of the Bank.

XIII. NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Second Amendment or any of the other Loan Documents or to the transactions contemplated hereby.

XIV. NOTICE. THE LOAN AGREEMENT, AS HEREBY AMENDED, EMBODIES THE ENTIRE AGREEMENT BETWEEN THE BORROWERS AND THE BANK AND SUPERSEDES ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE BORROWERS CERTIFIES THAT IT IS RELYING ON NO REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT EXCEPT FOR THOSE SET FORTH IN THE LOAN AGREEMENT, AS HEREBY AMENDED, AND THE OTHER DOCUMENTS PREVIOUSLY EXECUTED IN CONNECTION THEREWITH.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                              BORROWERS:

                              BLUE DOLPHIN ENERGY COMPANY


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              BLUE DOLPHIN PIPE LINE COMPANY


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              BUCCANEER PIPE LINE CO.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              MISSION ENERGY, INC. dba
                              MEI MISSION ENERGY, INC.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              BLUE DOLPHIN EXPLORATION COMPANY,
                              PREVIOUSLY KNOWN AS IVORY PRODUCTION
                              CO.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President


                              BLUE DOLPHIN SERVICES CO.


                              By:  Michael J. Jacobson
                                   Michael J. Jacobson
                                   President



                              BANK:

                              BANK ONE, TEXAS, N.A.


                              By: Melanie M. Ottens
                                  Melanie M. Ottens
                                  Vice President